SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)       November  26,  2004
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                                 NS8 CORPORATION
                                 ---------------
             (Exact name of Registrant as specified in its charter)


Delaware                             333-75956                  13-4142621
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(State or other jurisdiction of  (Commission File number)    (IRS Employer
 incorporation or organization)                            Identification  No.)


Two Union Square Center, 601 Union Street, Suite 4200, Seattle, Washington 98101
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               (Address of principal executive offices)               (Zip Code)

                                  (206)652-3338
                                  -------------
              (Registrant's Telephone Number, Including Area Code)


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                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                  SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT
                  ---------------------------------------------

Item  5.02. Departure of Directors or Principal Officers; Election of Directors;
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Appointment  of  Principal  Officers.
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(a)     Resignation of Directors. On August 13, 2004, Martin L. Calvert resigned
        -------------------------
from the board of directors of NS8 Corporation (the "Company"). Mr. Calvert's resignation was for personal reasons and did not relate to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     On November 26, 2004, Thomas Routt resigned from the board of directors of the Company. Dr. Routt's resignation related to a reorganization of the Company's executive officers' duties and functions and was made to allow him to concentrate on his duties as the Company's newly appointed Chief Scientist. It did not relate to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

(b)     Resignation  of  Principal  Officers. On November 26, 2004, Thomas Routt
        -------------------------------------
resigned as President of the Company. Dr. Routt's resignation related to a reorganization of the Company's executive officers' duties and functions and was made to allow him to concentrate on his duties as the Company's newly appointed Chief Scientist.

     On November 26, 2004, Ricardo Rosado resigned as Chief Operating Officer of the Company. Mr. Ricardo's resignation related to a reorganization of the Company's executive officers' duties and functions was made to allow him to concentrate on his duties as the Company's newly appointed Vice President of Product Management as well as his continuing duties as the Company's Chief Financial Officer and a director.

(c)     Appointment  of  Principal  Officers. On November 26, 2004, Thomas Routt
        -------------------------------------
was appointed Chief Scientist of the Company. As Chief Scientist, Dr. Routt will be responsible for seeking acquisitions of new technology and assessing joint venture and strategic alliance opportunities, as well as providing guidance on emerging technologies to all Company personnel.

     Dr. Routt had served as our President, Co-Chief Architect and director since January 29, 2004. From January 1990 through January 2004, Dr. Routt served as President of Vedacom Corporation. Vedacom Corporation provides Fortune 1000 and Global 2000 enterprises with network application architecture and design solutions. Dr Routt's areas of professional expertise include information security, broadband and wireless architecture/design, network relational database, optical networking, and quantum computing. Dr Routt's clients have included IBM, Sony Electronics, ABC/Disney, Bay Networks (Nortel Networks), VoiceStream Wireless (now T-Mobile), Attachmate, Chemical Bank, CRA Australia, Merrill-Lynch, Price Waterhouse, National Australia Bank, Australia New Zealand Bank, National Australia Bank, Westpac Bank, Telecom Telstra, Panama Canal Commission, United Rentals, Swissair, Singapore Airlines, Qantek, which have invested greater than US$1 billion on his recommended network application architectures, designs and product development. He has published over 80 papers


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in  computer  network  architecture,  security,  and broadband networking within several technical journals and trade publications. Dr. Routt received a BS in environmental science from Western Washington University in 1973, an MBA in Information Systems from Southern Illinois University in 1982 and a PhD in Computer Science from Maharishi European Research University (MERU) Seelisberg, Switzerland with Dissertation focused in Quantum Computing, in 2002.

     On November 26, 2004, Anthony J. Alda, the Company's Chairman of the Board and Chief Executive Officer, was appointed President.

     Mr. Alda is a co-founder of the Company. Mr. Alda has served as Co-Chief Architect and Chairman of the Board of Directors since 2002, and as our Chief Executive Officer since June 2004. From 2001 to 2002, Mr. Alda served as
CanOnline Global Media, Inc.'s Chief Operations Officer and Chief Software Architect. From 2000 to 2001 Mr. Alda served as CanOnline Global Media, Inc.'s Chairman of the Advisory Board and Product Designer. Mr. Alda duties include product research and development and technology architecture in the areas of non-resident software applications, communications, data management, digital video and content security management. From 2002 to present, Mr. Alda has served full-time as Chief of Product Development for our subsidiary CanOnline Media Corporation. He is the principal technology architect of: the Reelindie Global Network (RGN) which launched in June 2003; the Security Protocol Integration
(SPI) (digital content security systems) which launched in September 2003; the NS8 (Non-Resident Software) systems designed in July 2002; the Morpheus Video on Demand streaming systems prototyped in November 2002; and the Kaozz Entertainment distribution Network designed in May 2003 and launched in November of 2003. Mr. Alda's contributions are directly responsible for technological design and engineering that are included in the patent applications filed by the Company. From 1994 to 1999, Mr. Alda managed his own management consulting firm, AJ Alda & Associates, Inc., where he provided services in the areas of management buyouts, restructuring (turn-around), and start-up business management.

     On November 26, 2004, Melanie Thomson was appointed Chief Operating Officer of the Company.

     Ms. Thomson has been the Director of Operations and Human Resources for the Company and its subsidiaries since March 2003, and continues to perform these duties for the Company. From December 2002 to March 2003, Ms. Thomson held the position of Operations and Human Resources Manager. Ms. Thomson is responsible for the organization and management of administrative and human resources activities of the Company and its subsidiaries. From August 2000 to January 2002, Ms. Thomson worked with a start up technology company, the Novus Telecom Group, Inc., as a Legal and Human Resources Assistant. From January - August 2000 she worked as an Administrative Assistant for Fraser Milner Casgrain, a corporate law firm in Vancouver. Ms. Thomson is currently an active member of HRMA, (British Columbia Human Resources Management Association). Ms. Thomson


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completed  a  Human  Resource  Management  Certificate  at  the British Columbia
Institute  of  Technology,  (BCIT)  in  December  2002.

     There is no family relationship between Dr. Routt, Mr. Alda or Ms. Thomson and any other director or executive officer of the Company.


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                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         NS8  CORPORATION


Date:  November  30,  2004               By:  /s/  Anthony  J.  Alda
                                              ----------------------
                                              Anthony J. Alda
                                              Chairman of the Board of Directors


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